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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - FEBRUARY 23, 2004

                                    TXU CORP.

             (Exact name of registrant as specified in its charter)


            TEXAS                       1-12833                  75-2669310
(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)               Number)               Identification No.)



                 ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS
               75201-3411 (Address of principal executive offices,
                               including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600



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ITEM 9.  REGULATION FD DISCLOSURE

         The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

         On February 23, 2004, TXU Corp. hosted a teleconference for financial analysts in conjunction with its announcement on that date that its board of directors had selected C. John Wilder as president and chief executive of TXU Corp., effective immediately. A transcript of the teleconference is attached hereto as Exhibit 99.1. A copy of the slide presentation given by Mr. Wilder in connection with his remarks during the teleconference is attached hereto as
Exhibit 99.2. A reconciliation of certain non-GAAP financial measures contained in Exhibits 99.1 and 99.2 to their most directly comparable GAAP measure is attached hereto as Exhibit 99.3. All of these exhibits are incorporated herein by reference.

         Exhibit No.       Description
         -----------       -----------

           99.1            Transcript of February 23, 2004 teleconference.

           99.2 Slide presentation given by Mr. Wilder in connection with his remarks during February 23, 2004 teleconference.

           99.3 Reconciliation of non-GAAP financial measures contained in Exhibits 99.1 and 99.2 to their most directly comparable GAAP measure.


                           FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings on Forms 10-K and 10-Q. The risks and uncertainties set forth in the company's SEC filings include TXU's ability to obtain all necessary governmental and other approvals and consents for the sale of TXU Communications, prevailing government policies on environmental, tax or accounting matters, regulatory and rating agency actions, weather conditions, unanticipated population growth or decline and changes in market demand and demographic patterns, changing competition for customers including the deregulation of the U.S. electric utility industry and the entry of new competitors, pricing and transportation of crude oil, natural gas and other commodities, unanticipated power plant outages, financial and capital market conditions, unanticipated changes in operating expenses and capital expenditures, legal and administrative proceedings and settlements, inability of the various counterparties to meet their obligations with respect to financial instruments, and changes in technology used and services offered by TXU Corp.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              TXU CORP.



                                              By: /s/ David H. Anderson
                                              ----------------------------------
                                              Name:   David H. Anderson
                                              Title:  Controller and Principal
                                                      Accounting Officer


Dated:  February 27, 2004

                                  EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------

           99.1            Transcript of February 23, 2004 teleconference.

           99.2 Slide presentation given by Mr. Wilder in connection with his remarks during February 23, 2004 teleconference.

           99.3 Reconciliation of non-GAAP financial measures contained in Exhibits 99.1 and 99.2 to their most directly comparable GAAP measure.